Exhibit 99.2

	Second-Quarter 2018 Detailed Supplemental Information

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	7,518	6,781	6,688	8,119	29,106	8,798	8,504			17,302
Equity in earnings of affiliates	200	178	196	198	772	208	265			473
Gain on dispositions	22	1,876	246	33	2,177	7	55			62
Other income (loss)	31	47	65	386	529	(52)	416			364
Total Revenues and Other Income	7,771	8,882	7,195	8,736	32,584	8,961	9,240			18,201

Costs and Expenses
Purchased commodities	3,192	2,922	2,926	3,435	12,475	3,714	3,064			6,778
Production and operating expenses*	1,291	1,325	1,222	1,324	5,162	1,171	1,313			2,484
Selling, general and administrative expenses*	97	95	110	125	427	99	118			217
Exploration expenses*	550	97	73	214	934	95	69			164
Depreciation, depletion and amortization	1,979	1,625	1,608	1,633	6,845	1,412	1,438			2,850
Impairments	175	6,294	6	126	6,601	12	(35)			(23)
Taxes other than income taxes	231	198	175	205	809	183	273			456
Accretion on discounted liabilities	95	92	89	86	362	88	89			177
Interest and debt expense	315	306	251	226	1,098	184	177			361
Foreign currency transaction losses	10	13	5	7	35	30	(28)			2
Other expenses*	68	276	77	30	451	197	143			340
Total Costs and Expenses	8,003	13,243	6,542	7,411	35,199	7,185	6,621			13,806
Income (loss) before income taxes	(232)	(4,361)	653	1,325	(2,615)	1,776	2,619			4,395
Income tax provision (benefit)	(831)	(935)	217	(273)	(1,822)	876	965			1,841
Net Income (Loss)	599	(3,426)	436	1,598	(793)	900	1,654			2,554
Less: net income attributable to noncontrolling interests	(13)	(14)	(16)	(19)	(62)	(12)	(14)			(26)
Net Income (Loss) Attributable to ConocoPhillips	586	(3,440)	420	1,579	(855)	888	1,640			2,528

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	0.47	(2.78)	0.35	1.32	(0.70)	0.75	1.40			2.15
Diluted	0.47	(2.78)	0.34	1.32	(0.70)	0.75	1.39			2.13

Average Common Shares Outstanding (in thousands)**
Basic	1,243,280	1,236,831	1,212,454	1,192,243	1,221,038	1,179,792	1,172,378			1,176,064
Diluted	1,248,722	1,236,831	1,215,341	1,198,276	1,221,038	1,186,454	1,181,167			1,184,499
*2017 has been restated to align with current period financial statements.
**Ending Common Shares Outstanding is 1,162,095 as of Jun. 30, 2018, compared with 1,170,066 as of Mar. 31, 2018.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	6	215	159	396	776	654	531			1,185

Lower 48	(562)	(4,013)	(148)	(102)	(4,825)	398	523			921

Canada	(87)	1,846	243	(55)	1,947	(105)	47			(58)

Europe and North Africa	533	276	303	607	1,719	771	862			1,633

Asia Pacific and Middle East	392	(2,052)	452	524	(684)	653	629			1,282

Other International	(68)	(11)	(15)	282	188	(10)	(2)			(12)

Corporate and Other	(446)	(622)	(341)	(327)	(1,736)	(585)	29			(556)

Consolidated	(232)	(4,361)	653	1,325	(2,615)	1,776	2,619			4,395

EFFECTIVE INCOME TAX RATES

Alaska*	295.2%	7.4%	35.3%	-195.8%	-88.7%	19.9%	21.4%			20.5%

Lower 48	35.5%	36.8%	34.8%	710.1%	50.9%	22.6%	21.7%			22.1%

Canada	1193.9%	25.2%	-14.8%	21.9%	-31.7%	38.4%	29.7%			45.5%

Europe and North Africa	67.8%	55.5%	72.0%	71.2%	67.8%	68.3%	66.3%			67.3%

Asia Pacific and Middle East	36.6%	-5.2%	8.9%	11.9%	-51.4%	27.6%	23.5%			25.6%

Other International	29.6%	14.2%	-27.3%	13.7%	11.3%	-336.7%	-102.3%			-293.5%

Corporate and Other	22.0%	31.8%	4.2%	-217.2%	-23.0%	7.5%	5.3%			7.6%

Consolidated	359.0%	21.4%	33.2%	-20.5%	69.7%	49.3%	36.8%			41.9%
*Alaska including taxes other than income taxes.	111.9%	32.2%	56.6%	-142.9%	-32.5%	22.4%	36.1%			29.1%

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	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	(11)	199	103	1,175	1,466	524	418			942

Lower 48	(362)	(2,536)	(97)	624	(2,371)	308	410			718

Canada	948	1,379	280	(43)	2,564	(65)	33			(32)

Europe and North Africa	171	123	85	174	553	245	290			535

Asia Pacific and Middle East	236	(2,172)	396	442	(1,098)	461	466			927

Other International	(48)	(9)	(20)	244	167	(44)	(5)			(49)

Corporate and Other	(348)	(424)	(327)	(1,037)	(2,136)	(541)	28			(513)

Consolidated	586	(3,440)	420	1,579	(855)	888	1,640			2,528

SPECIAL ITEMS

Alaska	(110)	32	-	892	814	79	-			79

Lower 48	(33)	(2,464)	(40)	610	(1,927)	(8)	-			(8)

Canada	977	1,366	304	(5)	2,642	-	36			36

Europe and North Africa	-	41	-	12	53	-	32			32

Asia Pacific and Middle East	-	(2,384)	83	74	(2,227)	-	-			-

Other International	(28)	-	-	275	247	(34)	-			(34)

Corporate and Other	(43)	(209)	(125)	(819)	(1,196)	(285)	281			(4)

Consolidated	763	(3,618)	222	1,039	(1,594)	(248)	349			101
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	99	167	103	283	652	445	418			863

Lower 48	(329)	(72)	(57)	14	(444)	316	410			726

Canada	(29)	13	(24)	(38)	(78)	(65)	(3)			(68)

Europe and North Africa	171	82	85	162	500	245	258			503

Asia Pacific and Middle East	236	212	313	368	1,129	461	466			927

Other International	(20)	(9)	(20)	(31)	(80)	(10)	(5)			(15)

Corporate and Other	(305)	(215)	(202)	(218)	(940)	(256)	(253)			(509)

Consolidated	(177)	178	198	540	739	1,136	1,291			2,427

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	44.9%	22.3%	35.3%	28.8%	31.5%	19.5%	21.4%			20.4%

Lower 48	35.5%	37.9%	39.2%	28.3%	36.6%	22.5%	21.7%			22.1%

Canada	50.9%	-83.2%	34.7%	31.0%	46.0%	38.4%	-1.5%			37.4%

Europe and North Africa	67.8%	70.4%	72.0%	71.7%	70.3%	68.3%	68.1%			68.2%

Asia Pacific and Middle East	36.6%	31.9%	27.2%	26.0%	29.9%	27.6%	23.5%			25.6%

Other International	20.4%	14.2%	-27.3%	16.9%	9.9%	0.7%	-102.3%			-18.3%

Corporate and Other	21.1%	39.2%	22.7%	30.4%	28.5%	13.8%	5.8%			10.0%

Consolidated	232.5%	45.2%	57.7%	49.5%	61.6%	41.8%	41.2%			41.5%

2 of 8

	2017					2018
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Impairments	(174)	-	-	-	(174)	-	-			-
Pending claims and settlements	-	-	-	-	-	101	-			101
Subtotal before income taxes	(174)	-	-	-	(174)	101	-			101
Income tax provision (benefit)[1]	(64)	(32)	-	(892)	(988)	22	-			22
Total	(110)	32	-	892	814	79	-			79

Lower 48
Restructuring	-	(15)	(3)	1	(17)	-	-			-
Impairments	(51)	(3,882)	(2)	(122)	(4,057)	(10)	-			(10)
Gain (loss) on asset sales	-	-	(50)	-	(50)	-	-			-
Subtotal before income taxes	(51)	(3,897)	(55)	(121)	(4,124)	(10)	-			(10)
Income tax provision (benefit)[1]	(18)	(1,433)	(15)	(731)	(2,197)	(2)	-			(2)
Total	(33)	(2,464)	(40)	610	(1,927)	(8)	-			(8)

Canada
Gain (loss) on asset sales	-	1,855	281	-	2,136	-	50			50
Impairments	-	(18)	-	-	(18)	-	-			-
Restructuring	(27)	1	-	-	(26)	-	-			-
Subtotal before income taxes	(27)	1,838	281	-	2,092	-	50			50
Income tax provision (benefit)[2]	(1,004)	472	(23)	5	(550)	-	14			14
Total	977	1,366	304	(5)	2,642	-	36			36

Europe and North Africa
Impairments	-	-	-	33	33	-	53			53
Subtotal before income taxes	-	-	-	33	33	-	53			53
Income tax provision (benefit)[3]	-	(41)	-	21	(20)	-	21			21
Total	-	41	-	12	53	-	32			32

Asia Pacific and Middle East
Impairments	-	(2,384)	-	-	(2,384)	-	-			-
Subtotal before income taxes	-	(2,384)	-	-	(2,384)	-	-			-
Income tax provision (benefit)[4]	-	-	(83)	(74)	(157)	-	-			-
Total	-	(2,384)	83	74	(2,227)	-	-			-

Other International
Pending claims and settlements	-	-	-	320	320	-	-			-
Rig termination	(43)	-	-	-	(43)	-	-			-
Subtotal before income taxes	(43)	-	-	320	277	-	-			-
Income tax provision (benefit)[5]	(15)	-	-	45	30	34	-			34
Total	(28)	-	-	275	247	(34)	-			(34)

Corporate and Other
Pension settlement expense	(60)	(36)	(20)	(14)	(130)	-	(147)			(147)
Pending claims and settlements	-	2	(9)	17	10	34	-			34
Premiums on early debt retirement	-	(234)	(51)	(17)	(302)	(206)	(2)			(208)
Unrealized gain (loss) on CVE equity	-	-	-	-	-	(116)	387			271
Recognition of deferred licensing revenue[6]	-	-	-	-	-	-	60			60
Subtotal before income taxes	(60)	(268)	(80)	(14)	(422)	(288)	298			10
Income tax provision (benefit)[4]	(17)	(59)	45	805	774	(3)	17			14
Total	(43)	(209)	(125)	(819)	(1,196)	(285)	281			(4)

Total Company	763	(3,618)	222	1,039	(1,594)	(248)	349			101
[1]Includes deferred tax adjustment in 2Q 2017 in Lower 48 and Alaska; pending claims and settlements in 2Q 2017 in Alaska; and 4Q 2017 U.S. Tax Reform.
[2]Includes tax adjustment related to Canadian disposition in 1Q 2017; tax benefit related to our prior decision to exit Nova Scotia deepwater exploration in 3Q 2017; and 4Q 2017 U.S. Tax Reform.
[3]Includes pending claims and settlements in 2Q 2017; 4Q 2017 deferred tax adjustment in U.K.; and 4Q 2017 U.S. Tax Reform.
[4]Includes pending claims and settlements in 3Q 2017 and 4Q 2017 U.S. Tax Reform.
[5]Includes 4Q 2017 U.S. Tax Reform and 1Q 2018 Nigeria tax settlement.
[6]Pursuant to adoption of ASC Topic 606 in 2018.

3 of 8

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	599	(3,426)	436	1,598	(793)	900	1,654			2,554
Depreciation, depletion and amortization	1,979	1,625	1,608	1,633	6,845	1,412	1,438			2,850
Impairments	175	6,294	6	126	6,601	12	(35)			(23)
Dry hole costs and leasehold impairments	406	22	7	131	566	20	16			36
Accretion on discounted liabilities	95	92	89	86	362	88	89			177
Deferred taxes	(1,314)	(1,234)	(222)	(911)	(3,681)	65	197			262
Undistributed equity earnings	(43)	(78)	(72)	(39)	(232)	(34)	128			94
Gain on dispositions	(22)	(1,876)	(246)	(33)	(2,177)	(7)	(55)			(62)
Other	(47)	222	(542)	(62)	(429)	29	(267)			(238)
Net working capital changes	(38)	110	(9)	(48)	15	(86)	177			91
Net Cash Provided by Operating Activities	1,790	1,751	1,055	2,481	7,077	2,399	3,342			5,741

Cash Flows from Investing Activities
Capital expenditures and investments	(966)	(1,020)	(1,088)	(1,517)	(4,591)	(1,535)	(1,999)			(3,534)
Working capital changes associated with investing activities	(26)	(87)	95	150	132	28	(120)			(92)
Proceeds from asset dispositions	35	10,707	2,998	120	13,860	169	139			308
Net sales (purchases) of short-term investments	(203)	(2,450)	70	793	(1,790)	1,593	(336)			1,257
Long-term collections from (advances to)
related parties and other investments	186	47	(67)	(15)	151	(333)	367			34
Net Cash Provided by (Used in) Investing Activities	(974)	7,197	2,008	(469)	7,762	(78)	(1,949)			(2,027)

Cash Flows from Financing Activities
Repayment of debt	(839)	(3,240)	(2,515)	(1,282)	(7,876)	(2,888)	(2,064)			(4,952)
Issuance of company common stock	(46)	(17)	(2)	2	(63)	(18)	60			42
Repurchase of company common stock	(112)	(963)	(970)	(955)	(3,000)	(500)	(646)			(1,146)
Dividends paid	(331)	(331)	(324)	(319)	(1,305)	(338)	(337)			(675)
Other	(16)	(48)	(16)	(32)	(112)	(32)	(16)			(48)
Net Cash Provided by (Used in) Financing Activities	(1,344)	(4,599)	(3,827)	(2,586)	(12,356)	(3,776)	(3,003)			(6,779)

Effect of Exchange Rate Changes	27	76	141	(12)	232	125	(139)			(14)

Net Change in Cash, Cash Equivalents and Restricted Cash	(501)	4,425	(623)	(586)	2,715	(1,330)	(1,749)			(3,079)
Cash, cash equivalents and restricted cash at beginning of period*	3,610	3,109	7,534	6,911	3,610	6,536	5,206			6,536
Cash, Cash Equivalents and Restricted Cash at End of Period	3,109	7,534	6,911	6,325	6,325	5,206	3,457			3,457
*2018 Cash, cash equivalents and restricted cash at beginning of period has been restated to include $211MM of restricted cash.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	228	229	179	179	815	263	581			844

Lower 48	343	383	508	902	2,136	751	889			1,640

Canada	62	85	33	22	202	173	45			218

Europe and North Africa	200	212	245	215	872	216	246			462

Asia Pacific and Middle East	109	93	114	166	482	99	194			293

Other International	5	5	7	4	21	1	2			3

Corporate and Other	19	13	2	29	63	32	42			74
Total Capital Expenditures and Investments	966	1,020	1,088	1,517	4,591	1,535	1,999			3,534

4 of 8

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,593	1,437	1,226	1,256	1,377	1,269	1,249			1,258

Crude Oil (MBD)
Consolidated operations	588	576	568	608	585	621	610			616
Equity affiliates	13	14	14	14	14	15	14			14
Total	601	590	582	622	599	636	624			630
Over (under) lifting of crude oil (MBD)	36	28	11	13	22	15	9			12

NGL (MBD)
Consolidated operations	127	119	87	84	104	88	95			91
Equity affiliates	7	8	8	5	7	8	8			8
Total	134	127	95	89	111	96	103			99

Bitumen (MBD)
Consolidated operations	52	52	63	67	59	66	63			64
Equity affiliates	171	85	-	-	63	-	-			-
Total	223	137	63	67	122	66	63			64

Natural Gas (MMCFD)
Consolidated operations	2,874	2,484	1,878	1,833	2,263	1,775	1,700			1,738
Equity affiliates	935	1,015	1,040	1,035	1,007	1,053	1,054			1,053
Total	3,809	3,499	2,918	2,868	3,270	2,828	2,754			2,791

Industry Prices
Crude Oil ($/BBL)
WTI	51.83	48.24	48.16	55.35	50.90	62.88	67.99			65.43
WCS	37.25	37.12	38.22	43.08	38.92	38.60	48.72			43.66
Brent dated	53.78	49.83	52.09	61.39	54.27	66.76	74.35			70.55
JCC ($/BBL)	47.21	54.95	53.16	49.87	51.30	58.62	66.66			62.64
Natural Gas ($/MMBTU)
Henry Hub first of month	3.32	3.19	2.99	2.93	3.11	3.01	2.80			2.90

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	50.86	48.11	49.31	58.95	51.89	65.47	70.42			67.92
Equity affiliates	55.58	50.55	52.29	60.52	54.76	66.50	76.11			71.24
Total	50.97	48.16	49.39	58.99	51.96	65.49	70.55			68.00

NGL ($/BBL)
Consolidated operations	23.81	19.97	22.50	32.08	24.21	26.68	28.57			27.69
Equity affiliates	43.20	34.49	35.94	44.06	38.74	43.99	43.60			43.79
Total	24.87	20.99	23.82	32.79	25.22	28.37	29.94			29.20

Bitumen ($/BBL)
Consolidated operations	15.63	19.28	24.19	25.20	21.43	14.06	32.38			22.75
Equity affiliates	23.63	24.19	-	-	23.83	-	-			-
Total	21.56	22.42	24.19	25.20	22.66	14.06	32.38			22.75

Natural Gas ($/MCF)
Consolidated operations	3.78	3.64	3.88	4.80	3.97	5.18	4.85			5.02
Equity affiliates	4.00	4.29	4.51	4.25	4.27	5.04	5.72			5.37
Total	3.84	3.83	4.11	4.59	4.07	5.13	5.18			5.16

Exploration Expenses ($ Millions)
Dry holes	343	14	(3)	76	430	15	1			16
Leasehold impairment	63	8	10	55	136	5	15			20
Total noncash expenses	406	22	7	131	566	20	16			36
Other (G&A, G&G and lease rentals)*	144	75	66	83	368	75	53			128
Total exploration expenses*	550	97	73	214	934	95	69			164

U.S. exploration expenses*	427	43	38	152	660	66	49			115
International exploration expenses*	123	54	35	62	274	29	20			49
*2017 has been restated to align with current period financial statements.

DD&A ($ Millions)
Alaska	234	216	188	208	846	185	182			367
Lower 48	819	666	612	627	2,724	498	553			1,051
Canada	196	70	84	89	439	91	85			176
Europe and North Africa	346	318	317	286	1,267	285	275			560
Asia Pacific and Middle East	350	321	374	390	1,435	327	317			644
Other International	-	-	-	-	-	-	-			-
Corporate and Other	34	34	33	33	134	26	26			52
Total DD&A	1,979	1,625	1,608	1,633	6,845	1,412	1,438			2,850

5 of 8

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	175	169	154	173	167	174	170			172
Lower 48	176	179	175	191	180	197	218			207
Canada	6	3	1	2	3	2	1			2
Norway	103	99	95	90	97	89	82			85
United Kingdom	28	26	23	24	25	29	23			26
Libya	9	11	23	34	20	40	34			37
Europe and North Africa	140	136	141	148	142	158	139			148
Australia/Timor-Leste	7	6	6	6	6	4	3			4
China	41	38	37	35	38	37	29			33
Indonesia	2	2	2	2	2	2	2			2
Malaysia	41	43	52	51	47	47	48			48
Equity affiliates	13	14	14	14	14	15	14			14
AP/ME	104	103	111	108	107	105	96			101
Total	601	590	582	622	599	636	624			630

NGL (MBD)
Alaska	15	14	11	15	14	16	14			15
Lower 48	75	79	64	58	69	60	70			65
Canada	23	13	1	-	9	-	-			-
Norway	4	4	4	4	4	4	4			4
United Kingdom	5	5	3	3	4	4	4			4
Europe and North Africa	9	9	7	7	8	8	8			8
Australia/Timor-Leste	5	4	4	4	4	4	3			3
Equity affiliates	7	8	8	5	7	8	8			8
AP/ME	12	12	12	9	11	12	11			11
Total	134	127	95	89	111	96	103			99

Bitumen (MBD)
Consolidated operations	52	52	63	67	59	66	63			64
Equity affiliates	171	85	-	-	63	-	-			-
Total	223	137	63	67	122	66	63			64

Natural Gas (MMCFD)
Alaska	7	7	5	7	7	7	6			7
Lower 48	1,116	1,142	765	576	898	568	593			580
Canada	488	247	10	12	187	13	14			14
Norway	213	188	193	206	200	208	172			190
United Kingdom	328	284	209	284	276	309	309			309
Libya	3	4	6	20	8	31	26			29
Europe and North Africa	544	476	408	510	484	548	507			528
Australia/Timor-Leste	284	260	241	286	267	295	241			268
Indonesia	327	276	323	305	308	307	305			306
Malaysia	108	76	126	137	112	37	34			35
Equity affiliates	935	1,015	1,040	1,035	1,007	1,053	1,054			1,053
AP/ME	1,654	1,627	1,730	1,763	1,694	1,692	1,634			1,662
Total	3,809	3,499	2,918	2,868	3,270	2,828	2,754			2,791

Total (MBOED)
Alaska	191	184	166	189	182	191	185			188
Lower 48	437	448	366	345	399	352	387			369
Consolidated operations	162	109	67	71	102	70	67			68
Equity affiliates	171	85	-	-	63	-	-			-
Canada	333	194	67	71	165	70	67			68
Norway	143	134	131	128	134	128	114			121
United Kingdom	88	78	61	75	75	85	78			81
Libya	9	12	24	37	21	45	38			42
Europe and North Africa	240	224	216	240	230	258	230			244
Australia/Timor-Leste	59	53	50	58	55	57	46			51
China	41	38	37	35	38	37	29			33
Indonesia	57	48	56	52	53	53	53			53
Malaysia	59	56	73	74	66	53	54			54
Equity affiliates	176	192	195	192	189	198	198			198
AP/ME	392	387	411	411	401	398	380			389
Total	1,593	1,437	1,226	1,256	1,377	1,269	1,249			1,258

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	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	52.09	49.95	50.53	60.68	53.33	68.31	72.49			70.34
Lower 48	45.89	43.38	45.29	54.27	47.36	61.99	65.79			64.00
Canada	43.82	43.35	-	-	43.69	-	-			-
Norway	54.14	51.19	51.94	62.28	54.61	65.84	73.13			69.47
United Kingdom	50.09	51.72	46.88	57.63	51.85	64.27	70.97			67.72
Libya	52.98	48.77	51.00	60.82	55.11	65.90	72.86			69.13
Europe and North Africa	53.34	50.98	51.05	61.04	54.21	65.57	72.65			69.07
Australia/Timor-Leste	53.85	49.43	50.35	63.35	54.10	70.71	72.25			71.47
China	50.31	46.00	49.09	58.07	50.91	62.49	69.51			65.01
Indonesia	42.45	37.44	38.89	75.00	47.09	58.60	49.93			54.18
Malaysia	58.13	52.64	54.66	64.54	57.59	70.42	78.42			74.28
AP/ME	53.74	49.28	52.06	62.09	54.38	67.07	74.88			70.51
Total consolidated operations	50.86	48.11	49.31	58.95	51.89	65.47	70.42			67.92
Equity affiliates	55.58	50.55	52.29	60.52	54.76	66.50	76.11			71.24
Total	50.97	48.16	49.39	58.99	51.96	65.49	70.55			68.00

NGL ($/BBL)
Consolidated operations
Lower 48	22.07	18.99	20.72	28.41	22.20	24.57	26.71			25.73
Canada	21.32	20.96	-	-	21.51	-	-			-
Norway	31.77	24.24	28.86	40.56	34.14	32.58	41.12			37.23
United Kingdom	30.32	25.32	33.07	43.60	33.98	33.43	39.77			37.52
Europe and North Africa	31.21	24.88	31.16	41.74	34.07	32.98	40.35			37.38
Australia/Timor-Leste	42.96	34.54	35.74	49.26	41.37	44.36	44.23			44.34
AP/ME	42.96	34.54	35.74	49.26	41.37	44.36	44.23			44.34
Total consolidated operations	23.81	19.97	22.50	32.08	24.21	26.68	28.57			27.69
Equity affiliates	43.20	34.49	35.94	44.06	38.74	43.99	43.60			43.79
Total	24.87	20.99	23.82	32.79	25.22	28.37	29.94			29.20

Bitumen ($/BBL)
Consolidated operations	15.63	19.28	24.19	25.20	21.43	14.06	32.38			22.75
Equity affiliates	23.63	24.19	-	-	23.83	-	-			-
Total	21.56	22.42	24.19	25.20	22.66	14.06	32.38			22.75

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.53	1.43	4.55	2.59	2.72	2.51	2.51			2.51
Lower 48	2.83	2.72	2.63	2.68	2.73	2.76	2.34			2.54
Canada	1.95	2.00	-	-	1.93	-	-			-
Norway	5.52	4.87	5.00	6.59	5.54	7.32	7.19			7.26
United Kingdom	6.07	4.99	5.20	6.89	5.84	7.58	7.31			7.44
Libya	-	-	0.09	3.68	3.53	5.62	5.52			5.57
Europe and North Africa	5.86	4.95	5.09	6.65	5.70	7.38	7.19			7.29
Australia/Timor-Leste*	0.57	0.77	0.64	0.61	0.65	0.62	0.69			0.66
Indonesia	6.52	6.34	5.81	6.38	6.26	6.61	6.96			6.79
Malaysia	2.82	3.07	3.30	3.16	3.10	2.78	3.06			2.92
AP/ME	4.96	5.05	4.63	5.27	4.98	5.57	5.50			5.53
Total consolidated operations	3.78	3.64	3.88	4.80	3.97	5.18	4.85			5.02
Equity affiliates	4.00	4.29	4.51	4.25	4.27	5.04	5.72			5.37
Total	3.84	3.83	4.11	4.59	4.07	5.13	5.18			5.16
*Excludes transfers to Darwin LNG plant.

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	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(348)	(424)	(327)	(1,037)	(2,136)	(541)	28			(513)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(253)	(174)	(176)	(136)	(739)	(160)	(174)			(334)
Corporate G&A expenses*	(51)	(39)	(42)	(61)	(193)	(50)	(53)			(103)
Technology**	9	-	20	(9)	20	(10)	63			53
Other*	(53)	(211)	(129)	(831)	(1,224)	(321)	192			(129)
Total	(348)	(424)	(327)	(1,037)	(2,136)	(541)	28			(513)
*2017 has been restated to align with current period financial statements.
**Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(340)	(336)	(282)	(259)	(1,217)	(221)	(222)			(443)
Capitalized interest	25	30	31	33	119	37	45			82
Interest revenue	11	17	29	43	100	22	15			37
Total	(304)	(289)	(222)	(183)	(998)	(162)	(162)			(324)

Debt
Total debt ($ Millions)	26,435	23,468	21,004	19,703	19,703	17,046	14,974			14,974
Debt-to-capital ratio (%)	43%	43%	41%	39%	39%	36%	32%			32%

Equity ($ Millions)	35,601	30,499	30,712	30,801	30,801	30,718	31,222			31,222

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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